UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2007

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 10, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of Grubb & Ellis Apartment REIT Advisor, LLC, or our Advisor, entered into a Purchase and Sale Agreement, or The Heights Agreement, with Fort Nelson Apartments, LLC, an unaffiliated third party, or The Heights Seller, for the purchase of The Heights at Old Towne, located in Portsmouth, Virginia, or The Heights property, for a purchase price of $17,000,000. Also on December 10, 2007, Triple Net Properties enter into a Purchase and Sale Agreement with The Myrtles at Old Towne, LLC, an unaffiliated third party, or The Myrtles Seller, for the purchase of The Myrtles at Old Towne, located in Portsmouth, Virginia, or The Myrtles property, for a purchase price of $36,000,000. The sale and purchase of The Heights property was contingent upon the sale and purchase of The Myrtles property.

On December 19, 2007, Triple Net Properties, executed an extension letter, or The Heights and The Myrtles Extension. The material terms of The Heights and The Myrtles Extension extended the closing date to December 27, 200

On December 21, 2007, Triple Net Properties executed a Sale Agreement Assignment, or The Heights Assignment, assigning its rights, title and interest as the buyer in The Heights Agreement, as amended, to G&E Apartment REIT The Heights at Old Towne, LLC, our subsidiary. Also on December 21, 2007, Triple Net Properties executed a Sale Agreement Assignment, or The Myrtles Assignment, assigning its rights, title and interest as the buyer in the Myrtles Agreement, as amended, to G&E Apartment REIT The Myrtles at Old Towne, LLC, our subsidiary.

On December 21, 2007, we acquired The Heights property from The Heights Seller for a purchase price of $17,000,000, plus closing costs. We financed the purchase price with: a secured loan of $10,475,000 from Federal Home Loan Mortgage Corporation, without Recourse, or Freddie Mac; $3,205,000 in borrowings under a loan with Wachovia Bank National Association, or Wachovia; proceeds of $3,208,000 from a $10,000,000 unsecured loan from NNN Realty Advisors, Inc., or NNN Realty Advisors, an indirect, wholly owned subsidiary of our sponsor (the secured loan, Wachovia loan and unsecured loan are described in Item 2.03 below); and the remaining balance from funds raised through our initial public offering. An acquisition fee of $510,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

Also, on December 21, 2007, we acquired The Myrtles at Old Towne from The Myrtles Seller for a purchase price of $36,000,000, plus closing costs. We financed the purchase price with: a secured loan of $20,100,000 from Freddie Mac; $6,788,000 in borrowings under a loan with Wachovia; proceeds of $6,792,000 from a $10,000,000 unsecured loan from NNN Realty Advisors (the secured loan, Wachovia loan and unsecured loan are described in Item 2.03 below); and the remaining balance from funds raised through our initial public offering. An acquisition fee of $1,080,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of The Heights Agreement, The Myrtles Agreement, The Heights and The Myrtles Extension, The Heights Assignment and The Myrtles Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Heights Loan

On December 21, 2007, we, through G&E Apartment REIT The Heights at old Towne, LLC, entered into a secured loan, or The Heights loan, with Freddie Mac. The Heights loan is evidenced by an original promissory note, or The Heights Note, and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, conveying The Heights property and granting a security interest in its fixtures and personal property, or The Heights Deed, as well as a Guaranty executed by us as the guarantor of the The Heights loan, or the Heights Guaranty. The secured loan includes a fixed rate period as well as a potential extension period. During the fixed rate period, the loan bears interest at a fixed rate of 5.79% and has an initial maturity date of January 1, 2018. Upon the initial maturity date, if the secured loan is not in default, an extension period automatically becomes effective for an additional 12-month period. During the extension period, the loan bears interest at an adjustable interest rate. The loan provides for the following payments: (a) during the fixed rate period, monthly interest payments of $1,684.73 beginning on February 1, 2008 and continuing and including the monthly installment due on January 1, 2013, due the first of each month; (b) during the fixed rate period, monthly principal and interest payments of $61,395.69 beginning on February 1, 2013 continuing and including the monthly installment due on January 1, 2018, due on the first of each month; and (c) during the extension period, monthly principal and interest payments calculated as per section 3(f) under the original promissory note from February 1, 2018 through January 1, 2019.

During the fixed rate period, the loan provides for a default interest rate equal to the lesser of: (a) 9.79% per annum or (b) the maximum rate permitted by applicable law. During the extension period, the loan provides for a default rate equal to the lesser of: (a) 4.0% above the adjustable interest rate or (b) the maximum rate permitted by applicable law. If any monthly payment is not received in full by the lender (i) during the fixed rate period, within ten days after the payment or other amount is due, or (ii) during the extension period, within five days after the payment or other amount is due, the borrower shall pay a late charge equal to five percent of such payment or other amount due. The loan is subject to a prepayment premium in the event any prepayment is made before January 1, 2018. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1.0% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in section 10(e)(B) of the original promissory note. The loan documents also contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

The Myrtles Loan

On December 21, 2007, we, through G&E Apartment REIT The Myrtles at Old Towne, LLC, entered into a secured loan, or The Myrtles loan, with Freddie Mac. The Myrtles loan is evidenced by an original promissory note, or The Myrtles Note, and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, conveying The Myrtles property and granting a security interest in its fixtures and personal property, or The Myrtles Deed, as well as a Guaranty executed by us as the guarantor of the The Myrtles loan, or The Myrtles Guaranty. The secured loan includes a fixed rate period as well as a potential extension period. During the fixed rate period, the loan bears interest at a fixed rate of 5.79% and has an initial maturity date of January 1, 2018. Upon the initial maturity date, if the secured loan is not in default, an extension period automatically becomes effective for an additional 12-month period. During the extension period, the loan bears interest at an adjustable interest rate. The loan provides for the following payments: (a) during the fixed rate period, monthly interest payments of $3,232.75 beginning on February 1, 2008 and continuing and including the monthly installment due on January 1, 2013, due the first of each month; (b) during the fixed rate period, monthly principal and interest payments of $117,809.39 beginning on February 1, 2013 continuing and including the monthly installment due on January 1, 2018, due on the first of each month; and (c) during the extension period, monthly principal and interest payments calculated as per section 3(f) under the original promissory note from February 1, 2018 through January 1, 2019.

During the fixed rate period, the loan provides for a default interest rate equal to the lesser of: (a) 9.79% per annum or (b) the maximum rate permitted by applicable law. During the extension period, the loan provides for a default rate equal to the lesser of: (a) 4.0% above the adjustable interest rate or (b) the maximum rate permitted by applicable law. If any monthly payment is not received in full by the lender (i) during the fixed rate period, within ten days after the payment or other amount is due, or (ii) during the extension period, within five days after the payment or other amount is due, the borrower shall pay a late charge equal to five percent of such payment or other amount due. The loan is subject to a prepayment premium in the event any prepayment is made before January 1, 2018. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1.0% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in section 10(e)(B) of the original promissory note. The loan documents also contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

Wachovia Loan

As previously reported in the Current Report on Form 8-K we filed on November 11, 2007, we entered into a loan agreement with Wachovia to obtain a loan in an aggregate maximum principal amount of up to $10,000,000, or the Wachovia loan. On December 21, 2007, we borrowed $10,000,000, which we applied $9,993,000 towards the acquisition of The Heights property and The Myrtles property, as discussed above in 2.01, and lender legal fees of $7,000. On December 21, 2007, we, executed a First Amendment to and Waiver of Loan Agreement with Wachovia and Grubb & Ellis Apartment REIT Holdings, Inc., our operating partnership, or Holdings, entered into a First Amended and Restated Pledge Agreement with Wachovia to pledge in connection with the $10,000,000 borrowings under the Wachovia loan.

Unsecured Loan

On December 21, 2007, in connection with our acquisition of The Height and The Myrtles, we, through Holdings, entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $10,000,000, or the Unsecured Note. The Unsecured Note matures on June 20, 2008. The Unsecured Note bears interest at a fixed rate of 7.46% per annum and requires monthly interest-only payments beginning on January 1, 2008 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 9.46% per annum. The loan proceeds were applied as follows: $3,208,000 towards the acquisition of The Heights property and $6,792,000 towards the acquisition of The Myrtles property. Since NNN Realty Advisors is an indirect, wholly-owned subsidiary of our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of The Heights loan, The Myrtles loan, Wachovia Loan and the unsecured loan are qualified in their entirety by the terms of The Heights Note, The Heights Deed, The Heights Guaranty, The Myrtles Note, The Myrtles Deed, The Myrtles Guaranty, First Amendment to and Waiver of Loan Agreement, First Amended and Restated Pledge Agreement and Unsecured Note, attached hereto as Exhibits 10.6 through 10.14 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On December 31, 2007, we issued a press release announcing the acquisition of The Heights property. On December 31, 2007, we issued a press release announcing the acquisition of The Myrtles property. A copy of the press releases, which are hereby incorporated into this filing in their entirety, are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between Fort Nelson Apartments, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007

10.2 Purchase and Sale Agreement by and between The Myrtles at Old Towne, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007

10.3 Amendment Letter by and between Triple Net Properties, LLC, Fort Nelson Apartments, L.L.C. and The Myrtles at Old Towne, L.L.C., dated December 19, 2007

10.4 Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007

10.5 Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007

10.6 Multifamily Note by G&E Apartment REIT The Heights at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007

10.7 Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007

10.8 Guaranty by G&E Apartment REIT The Heights at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007

10.9 Multifamily Note by G&E Apartment REIT The Mrytles at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007

10.10 Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007

10.11 Guaranty by G&E Apartment REIT The Myrtles at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007

10.12 First Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated December 21, 2007.

10.13 First Amended and Restated Pledge Agreement by and between Wachovia Bank, N.A.. and Grubb and Ellis Apartment REIT Holdings, L.P., dated December 21, 2007

10.14 Unsecured Promissory Note issued by Grubb and Ellis Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated December 21, 2007

99.1 Grubb & Ellis Apartment REIT, Inc. Press Release dated December 31, 2007 regarding The Heights property

99.2 Grubb & Ellis Apartment REIT, Inc. Press Release dated December 31, 2007 regarding The Myrtles property

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

December 31, 2007	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between Fort Nelson Apartments, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007
10.2	Purchase and Sale Agreement by and between The Myrtles at Old Towne, L.L.C. and Triple Net Properties, LLC, dated December 10, 2007
10.3	Extension by Triple Net Properties, LLC, dated December 19, 2007
10.4	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007
10.5	Sale Agreement Assignment by and between Triple Net, Properties, LLC and G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007
10.6	Multifamily Note by G&E Apartment REIT The Heights at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007
10.7	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Heights at Old Towne, LLC, dated December 21, 2007
10.8	Guaranty by G&E Apartment REIT The Heights at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007
10.9	Multifamily Note by G&E Apartment REIT The Mrytles at Old Towne, LLC issued to Capmark Bank for Freddie Mac, dated December 21, 2007
10.10	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, by G&E Apartment REIT The Myrtles at Old Towne, LLC, dated December 21, 2007
10.11	Guaranty by G&E Apartment REIT The Myrtles at Old Towne, LLC for the benefit of Capmark Bank, dated December 21, 2007
10.12	First Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated December 21, 2007.
10.13	First Amended and Restated Pledge Agreement by and between Wachovia Bank, N.A.. and Grubb and Ellis Apartment REIT Holdings, L.P., dated December 21, 2007
10.14	Unsecured Promissory Note issued by Grubb and Ellis Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated December 21, 2007
99.1	Grubb & Ellis Apartment REIT, Inc. Press Release dated December 31, 2007 regarding The Heights property
99.2	Grubb & Ellis Apartment REIT, Inc. Press Release dated December 31, 2007 regarding The Myrtles property